Third Point Reinsurance Ltd.

Financial Supplement
December 31, 2014

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Annual Report on Form 10-K.

The Waterfront, Chesney House, 1st Floor Manoj Gupta - SVP Underwriting
96 Pitts Bays Road Tel: (441) 542-3701
Pembroke HM 08 Email: investorrelations@thirdpointre.bm
Bermuda Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.

Basis of Presentation and Non-GAAP Financial Measures:

Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We refer to Third Point Reinsurance Investment Management Ltd. as the “Catastrophe Fund Manager,” Third Point Reinsurance Opportunities Fund Ltd. as the “Catastrophe Fund” and Third Point Re Cat Ltd. as the “Catastrophe Reinsurer.” We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.

In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:

This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) limited historical information about the Company; (ii) operational structure currently is being developed; (iii) fluctuation in results of operations; (iv) more established competitors; (v) losses exceeding reserves; (vi) downgrades or withdrawal of ratings by rating agencies; (vii) dependence on key executives; (viii) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (ix) potential inability to pay dividends; (x) inability to service indebtedness; (xi) limited cash flow and liquidity due to indebtedness; (xii) unavailability of capital in the future; (xiii) fluctuations in market price of the Company's common shares; (xiv) dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting; (xv) suspension or revocation of reinsurance licenses; (xvi) potentially being deemed an investment company under U.S. federal securities law; (xvii) potential characterization of the Company and/or Third Point Reinsurance Company Ltd. as a PFIC; (xviii) dependence on Third Point LLC to implement the Company’s investment strategy; (xix) termination by Third Point LLC of the investment management agreements; (xx) risks associated with the Company’s investment strategy being greater than those faced by competitors; (xxi) increased regulation or scrutiny of alternative investment advisers affecting the Company’s reputation; (xxii) the Company potentially becoming subject to U.S. federal income taxation; (xxiii) the Company potentially becoming subject to U.S. withholding and information reporting requirements under the FATCA provisions; and (xxiv) other risks and factors listed under “Risk Factors” in our most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.

Third Point Reinsurance Ltd.
Key Performance Indicators
December 31, 2014 and 2013
(expressed in thousands of U.S. dollars, except per share data and ratios)

	For the three months ended		For the years ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Key underwriting metrics for Property and Casualty Reinsurance segments:
Net underwriting loss(1)	$(542)	$(3,593)	$(9,552)	$(15,828)
Combined ratio(1)	100.2%	106.3%	102.2%	107.5%

Key investment return metrics:
Net investment income (loss)(2)	$(6,490)	$89,321	$85,582	$258,125
Net investment return on investments managed by Third Point LLC	(0.4)%	6.0%	5.1%	23.9%

Key shareholders' value creation metrics:
Book value per share(3)	$14.04	$13.48	$14.04	$13.48
Diluted book value per share(3)	$13.55	$13.12	$13.55	$13.12
Growth in diluted book value per share(3)	(1.0)%	6.2%	3.3%	20.5%
Return on beginning shareholders' equity(4)	(1.0)%	6.1%	3.6%	23.4%

(1) Refer to accompanying "Segment Reporting" results for an explanation and calculation of net underwriting loss and combined ratio.
(2) Prior to 2014, deposit liabilities and reinsurance contracts investment expense and changes in the estimated fair value of embedded derivatives were recorded in net investment income. As these amounts have become more prominent, the presentation has been modified, and deposit liabilities and reinsurance contracts investment expense and changes in the estimated fair value of embedded derivatives are now recorded in other expenses in the condensed consolidated statements of income (loss). As a result, investment expenses of $2.2 million and $4.9 million that were previously reported in net investment income for the three months and year ended December 31, 2013, respectively, are now reported in other expenses to conform to the current period’s presentation.
(3) Book value per share and diluted book value per share are non-GAAP financial measures. Refer to accompanying "Book value per share - by Quarter" for calculation of basic and diluted book value per share.
(4) Return on beginning shareholders’ equity is a non-GAAP financial measure. Refer to accompanying "Return on beginning shareholders' equity - by Quarter and Year" for calculation of return on beginning shareholders' equity.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Assets
Equity securities, trading, at fair value	$1,177,796	$956,604	$1,162,363	$1,116,554	$954,111
Debt securities, trading, at fair value	569,648	660,677	551,453	558,648	441,424
Other investments, at fair value	83,394	97,765	93,412	77,387	65,329
Total investments in securities and commodities	1,830,838	1,715,046	1,807,228	1,752,589	1,460,864
Cash and cash equivalents	28,734	32,693	35,977	33,938	31,625
Restricted cash and cash equivalents	417,307	261,966	222,124	221,044	193,577
Due from brokers	58,241	182,927	74,046	101,819	98,386
Securities purchased under an agreement to sell	29,852	19,897	33,850	36,778	38,147
Derivative assets, at fair value	21,130	37,260	22,516	28,134	39,045
Interest and dividends receivable	2,602	5,032	3,747	5,214	2,615
Reinsurance balances receivable	303,649	269,747	245,832	221,541	191,763
Deferred acquisition costs, net	155,901	124,373	130,860	93,283	91,193
Unearned premiums ceded	—	91	—	—	—
Loss and loss adjustment expenses recoverable	814	1,412	10,274	10,277	9,277
Other assets	3,512	3,701	3,283	2,950	3,398
Total assets	$2,852,580	$2,654,145	$2,589,737	$2,507,567	$2,159,890
Liabilities and shareholders' equity
Liabilities
Accounts payable and accrued expenses	$10,085	$7,521	$5,456	$3,739	$9,456
Reinsurance balances payable	27,040	21,651	26,856	25,647	9,081
Deposit liabilities	145,430	142,990	121,959	121,374	120,946
Unearned premium reserves	433,809	363,666	346,271	279,512	265,187
Loss and loss adjustment expense reserves	277,362	187,313	184,627	164,624	134,331
Securities sold, not yet purchased, at fair value	82,485	45,667	46,994	53,958	56,056
Due to brokers	312,609	306,927	281,091	333,478	44,870
Derivative liabilities, at fair value	11,015	12,346	10,528	7,569	8,819
Performance fee payable to related party	—	21,837	22,002	12,295	—
Interest and dividends payable	697	589	816	800	748
Total liabilities	1,300,532	1,110,507	1,046,600	1,002,996	649,494
Commitments and contingent liabilities
Shareholders' equity
Preference shares	—	—	—	—	—
Common shares	10,447	10,403	10,393	10,392	10,389
Additional paid-in capital	1,065,489	1,063,254	1,060,183	1,057,939	1,055,690
Retained earnings	375,977	390,656	396,653	365,361	325,582
Shareholders' equity attributable to shareholders	1,451,913	1,464,313	1,467,229	1,433,692	1,391,661
Non-controlling interests	100,135	79,325	75,908	70,879	118,735
Total shareholders' equity	1,552,048	1,543,638	1,543,137	1,504,571	1,510,396
Total liabilities and shareholders' equity	$2,852,580	$2,654,145	$2,589,737	$2,507,567	$2,159,890

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended December 31,		Years ended December 31,
	2014	2013	2014	2013
Revenues
Gross premiums written	$253,802	$162,277	$613,300	$401,937
Gross premiums ceded	—	—	(150)	(9,975)
Net premiums written	253,802	162,277	613,150	391,962
Change in net unearned premium reserves	(70,230)	(103,767)	(168,618)	(171,295)
Net premiums earned	183,572	58,510	444,532	220,667
Net investment income (loss)(1)	(6,490)	89,321	85,582	258,125
Total revenues	177,082	147,831	530,114	478,792
Expenses
Loss and loss adjustment expenses incurred, net	132,364	36,133	283,147	139,812
Acquisition costs, net	43,875	18,833	137,206	67,944
General and administrative expenses	10,310	8,965	40,008	33,036
Other expenses(1)	2,606	2,247	7,395	4,922
Total expenses	189,155	66,178	467,756	245,714
Income (loss) before income tax expense	(12,073)	81,653	62,358	233,078
Income tax expense	(1,731)	—	(5,648)	—
Net income (loss) including non-controlling interests	(13,804)	81,653	56,710	233,078
Income (loss) attributable to non-controlling interests	(875)	(1,565)	(6,315)	(5,767)
Net income (loss)	$(14,679)	$80,088	$50,395	$227,311
Earnings (loss) per share(2)
Basic	$(0.14)	$0.77	$0.48	$2.58
Diluted	$(0.14)	$0.75	$0.47	$2.54
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	103,324,616	103,264,616	103,287,693	87,505,540
Diluted	103,324,616	106,390,339	106,391,059	88,970,531
(1) Prior to 2014, deposit liabilities and reinsurance contracts investment expense and changes in the estimated fair value of embedded derivatives were recorded in net investment income. As these amounts have become more prominent, the presentation has been modified, and deposit liabilities and reinsurance contracts investment expense and changes in the estimated fair value of embedded derivatives are now recorded in other expenses in the condensed consolidated statements of income (loss). As a result, investment expenses of $2.2 million and $4.9 million that were previously reported in net investment income for the three months and year ended December 31, 2013, respectively, are now reported in other expenses to conform to the current period’s presentation.
(2) Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and convertible securities such as unvested restricted shares. Diluted earnings per share are based on the weighted average number of common shares and share equivalents including any dilutive effects of warrants, options and other awards under stock plans using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as ‘‘participating securities”), be included in the number of shares outstanding for both basic and diluted earnings per share calculations. We treat certain of our unvested restricted stock as participating securities. In the event of a net loss, the participating securities are excluded from the calculation of both basic and diluted loss per share.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Revenues
Gross premiums written	$253,802	$126,403	$145,508	$87,587	$162,277
Gross premiums ceded	—	(150)	—	—	—
Net premiums written	253,802	126,253	145,508	87,587	162,277
Change in net unearned premium reserves	(70,230)	(17,305)	(66,758)	(14,325)	(103,767)
Net premiums earned	183,572	108,948	78,750	73,262	58,510
Net investment income (loss)(1)	(6,490)	1,552	40,485	50,035	89,321
Total revenues	177,082	110,500	119,235	123,297	147,831
Expenses
Loss and loss adjustment expenses incurred, net	132,364	60,115	44,409	46,259	36,133
Acquisition costs, net	43,875	38,317	29,583	25,431	18,833
General and administrative expenses	10,310	10,124	9,549	10,025	8,965
Other expenses(1)	2,606	2,982	1,020	787	2,247
Total expenses	189,155	111,538	84,561	82,502	66,178
Income (loss) before income tax expense	(12,073)	(1,038)	34,674	40,795	81,653
Income tax expense	(1,731)	(1,542)	(2,375)	—	—
Net income (loss) including non-controlling interests	(13,804)	(2,580)	32,299	40,795	81,653
Income (loss) attributable to non-controlling interests	(875)	(3,417)	(1,007)	(1,016)	(1,565)
Net income (loss)	$(14,679)	$(5,997)	$31,292	$39,779	$80,088
Earnings (loss) per share(2)
Basic	$(0.14)	$(0.06)	$0.30	$0.38	$0.77
Diluted	$(0.14)	$(0.06)	$0.29	$0.37	$0.75
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	103,324,616	103,295,920	103,264,616	103,264,616	103,264,616
Diluted	103,324,616	103,295,920	106,433,881	106,413,580	106,390,339

(1) Prior to 2014, deposit liabilities and reinsurance contracts investment expense and changes in the estimated fair value of embedded derivatives were recorded in net investment income. As these amounts have become more prominent, the presentation has been modified, and deposit liabilities and reinsurance contracts investment expense and changes in the estimated fair value of embedded derivatives are now recorded in other expenses in the condensed consolidated statements of income (loss). As a result, investment expenses of $2.2 million that were previously reported in net investment income for the three months ended December 31, 2013, are now reported in other expenses to conform to the current period’s presentation.
(2) Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and convertible securities such as unvested restricted shares. Diluted earnings per share are based on the weighted average number of common shares and share equivalents including any dilutive effects of warrants, options and other awards under stock plans using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid(referred to as ‘‘participating securities”), be included in the number of shares outstanding for both basic and diluted earnings per share calculations. We treat certain of our unvested restricted stock as participating securities. In the event of a net loss, the participating securities are excluded from the calculation of both basic and diluted loss per share.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended December 31, 2014 and 2013
(expressed in thousands of U.S. dollars)

	Three Months Ended December 31, 2014				Three Months Ended December 31, 2013
	Total Property and Casualty Reinsurance(7)	Catastrophe Risk Management	Corporate	Total	Total Property and Casualty Reinsurance(7)	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$253,810	$(8)	$—	$253,802	$162,359	$(82)	$—	$162,277
Gross premiums ceded	—	—	—	—	—	—	—	—
Net premiums written	253,810	(8)	—	253,802	162,359	(82)	—	162,277
Change in net unearned premium reserves	(72,789)	2,559	—	(70,230)	(105,598)	1,831	—	(103,767)
Net premiums earned	181,021	2,551	—	183,572	56,761	1,749	—	58,510
Expenses
Loss and loss adjustment expenses incurred, net	132,391	(27)	—	132,364	36,325	(192)	—	36,133
Acquisition costs, net	43,677	198	—	43,875	18,628	205	—	18,833
General and administrative expenses	5,495	953	3,862	10,310	5,401	1,131	2,433	8,965
Total expenses	181,563	1,124	3,862	186,549	60,354	1,144	2,433	63,931
Net underwriting loss	(542)	n/a	n/a	n/a	(3,593)	n/a	n/a	n/a
Net investment income (loss)(1)	(2,153)	284	(4,621)	(6,490)	11,825	1,211	76,285	89,321
Other expenses(1)	(2,606)	—	—	(2,606)	(2,247)	—	—	(2,247)
Income tax expense	—	—	(1,731)	(1,731)	—	—	—	—
Segment income (loss) including non-controlling interests	(5,301)	1,711	(10,214)	(13,804)	5,985	1,816	73,852	81,653
Segment income (loss) attributable to non-controlling interests	—	(871)	(4)	(875)	—	(1,019)	(546)	(1,565)
Segment income (loss)	$(5,301)	$840	$(10,218)	$(14,679)	$5,985	$797	$73,306	$80,088
Underwriting ratios:
Loss ratio(2)	73.1%				64.0%
Acquisition cost ratio(3)	24.1%				32.8%
Composite ratio(4)	97.2%				96.8%
General and administrative expense ratio(5)	3.0%				9.5%
Combined ratio(6)	100.2%				106.3%
(1) Prior to 2014, deposit liabilities and reinsurance contracts investment expense and changes in the estimated fair value of embedded derivatives were recorded in net investment income. As these amounts have become more prominent, the presentation has been modified, and deposit liabilities and reinsurance contracts investment expense and changes in the estimated fair value of embedded derivatives are now recorded in other expenses in the condensed consolidated statements of income (loss). As a result, investment expenses of $2.2 million that were previously reported in net investment income for the three months ended December 31, 2013, are now reported in other expenses to conform to the current period’s presentation.
(2) Loss ratio is calculated by dividing loss and loss adjustment expenses incurred, net by net premiums earned.
(3) Acquisition cost ratio is calculated by dividing acquisition costs, net by net premiums earned.
(4) Composite ratio is calculated by dividing the sum of loss and loss adjustment expenses incurred, net and acquisition costs, net by net premiums earned.
(5) General and administrative expense ratio is calculated by dividing general and administrative expenses related to underwriting activities by net premiums earned.
(6) Combined ratio is calculated by dividing the sum of loss and loss adjustment expenses incurred, net, acquisition costs, net and general and administrative expenses related to underwriting activities by net premiums earned.
(7) Effective January 1, 2014, the Company modified the presentation of its operating segments to allocate net investment income from float to the Property and Casualty Reinsurance segment. Prior period segment results have been adjusted to conform to this presentation.

Third Point Reinsurance Ltd.
Segment Reporting - Years ended December 31, 2014 and 2013
(expressed in thousands of U.S. dollars)

	Year Ended December 31, 2014				Year Ended December 31, 2013
	Total Property and Casualty Reinsurance(7)	Catastrophe Risk Management	Corporate	Total	Total Property and Casualty Reinsurance(7)	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$601,305	$11,995	$—	$613,300	$393,588	$8,349	$—	$401,937
Gross premiums ceded	(150)	—	—	(150)	(9,975)	—	—	(9,975)
Net premiums written	601,155	11,995	—	613,150	383,613	8,349	—	391,962
Change in net unearned premium reserves	(168,858)	240	—	(168,618)	(171,006)	(289)	—	(171,295)
Net premiums earned	432,297	12,235	—	444,532	212,607	8,060	—	220,667
Expenses
Loss and loss adjustment expenses incurred, net	283,180	(33)	—	283,147	139,616	196	—	139,812
Acquisition costs, net	136,154	1,052	—	137,206	66,981	963	—	67,944
General and administrative expenses	22,515	3,113	14,380	40,008	21,838	3,852	7,346	33,036
Total expenses	441,849	4,132	14,380	460,361	228,435	5,011	7,346	240,792
Net underwriting loss	(9,552)	n/a	n/a	n/a	(15,828)	n/a	n/a	n/a
Net investment income	11,305	1,227	73,050	85,582	26,953	4,421	226,751	258,125
Other expenses(1)	(7,395)	—	—	(7,395)	(4,922)	—	—	(4,922)
Income tax expense	—	—	(5,648)	(5,648)	—	—	—	—
Segment income (loss) including non-controlling interests	(5,642)	9,330	53,022	56,710	6,203	7,470	219,405	233,078
Segment income (loss) attributable to non-controlling interests	—	(4,725)	(1,590)	(6,315)	—	(4,046)	(1,721)	(5,767)
Segment income (loss)	$(5,642)	$4,605	$51,432	$50,395	$6,203	$3,424	$217,684	$227,311
Underwriting ratios:
Loss ratio(2)	65.5%				65.7%
Acquisition cost ratio(3)	31.5%				31.5%
Composite ratio(4)	97.0%				97.2%
General and administrative expense ratio(5)	5.2%				10.3%
Combined ratio(6)	102.2%				107.5%
(1) Prior to 2014, deposit liabilities and reinsurance contracts investment expense and changes in the estimated fair value of embedded derivatives were recorded in net investment income. As these amounts have become more prominent, the presentation has been modified, and deposit liabilities and reinsurance contracts investment expense and changes in the estimated fair value of embedded derivatives are now recorded in other expenses in the condensed consolidated statements of income (loss). As a result, investment expenses of $4.9 million that were previously reported in net investment income for the year ended December 31, 2013, are now reported in other expenses to conform to the current period’s presentation.
(2) Loss ratio is calculated by dividing loss and loss adjustment expenses incurred, net by net premiums earned.
(3) Acquisition cost ratio is calculated by dividing acquisition costs, net by net premiums earned.
(4) Composite ratio is calculated by dividing the sum of loss and loss adjustment expenses incurred, net and acquisition costs, net by net premiums earned.
(5) General and administrative expense ratio is calculated by dividing general and administrative expenses related to underwriting activities by net premiums earned.
(6) Combined ratio is calculated by dividing the sum of loss and loss adjustment expenses incurred, net, acquisition costs, net and general and administrative expenses related to underwriting activities by net premiums earned.
(7) Effective January 1, 2014, the Company modified the presentation of its operating segments to allocate net investment income from float to the Property and Casualty Reinsurance segment. Prior period segment results have been adjusted to conform to this presentation.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Revenues
Gross premiums written	$253,810	$124,931	$140,422	$82,142	$162,359
Gross premiums ceded	—	(150)	—	—	—
Net premiums written	253,810	124,781	140,422	82,142	162,359
Change in net unearned premium reserves	(72,789)	(23,294)	(62,934)	(9,841)	(105,598)
Net premiums earned	181,021	101,487	77,488	72,301	56,761
Expenses
Loss and loss adjustment expenses incurred, net	132,391	60,121	44,409	46,259	36,325
Acquisition costs, net	43,677	37,571	29,507	25,399	18,628
General and administrative expenses	5,495	5,556	5,655	5,809	5,401
Total expenses	181,563	103,248	79,571	77,467	60,354
Net underwriting loss	(542)	(1,761)	(2,083)	(5,166)	(3,593)
Net investment income (loss)(1)(2)	(2,153)	(137)	6,282	7,313	11,825
Other expenses(2)	(2,606)	(2,982)	(1,020)	(787)	(2,247)
Segment income (loss)	$(5,301)	$(4,880)	$3,179	$1,360	$5,985

Underwriting ratios:
Loss ratio(3)	73.1%	59.2%	57.3%	64.0%	64.0%
Acquisition cost ratio(4)	24.1%	37.0%	38.1%	35.1%	32.8%
Composite ratio(5)	97.2%	96.2%	95.4%	99.1%	96.8%
General and administrative expense ratio(6)	3.0%	5.5%	7.3%	8.0%	9.5%
Combined ratio(7)	100.2%	101.7%	102.7%	107.1%	106.3%
(1) Effective January 1, 2014, the Company modified the presentation of its operating segments to allocate net investment income from float to the Property and Casualty Reinsurance segment. Prior period segment results have been adjusted to conform to this presentation.
(2) Prior to 2014, deposit liabilities and reinsurance contract’s investment expense and changes in the estimated fair value of embedded derivatives were recorded in net investment income. As these amounts have become more prominent, the presentation has been modified, and deposit liabilities and reinsurance contracts investment expense and changes in the estimated fair value of embedded derivatives are now recorded in other expenses in the condensed consolidated statements of income (loss). As a result, investment expenses of $2.2 million that were previously reported in net investment for the three months ended December 31, 2013, are now reported in other expenses to conform to the current period’s presentation.
(3) Loss ratio is calculated by dividing loss and loss adjustment expenses incurred, net by net premiums earned.
(4) Acquisition cost ratio is calculated by dividing acquisition costs, net by net premiums earned.
(5) Composite ratio is calculated by dividing the sum of loss and loss adjustment expenses incurred, net and acquisition costs, net by net premiums earned.
(6) General and administrative expense ratio is calculated by dividing general and administrative expenses related to underwriting activities by net premiums earned.
(7) Combined ratio is calculated by dividing the sum of loss and loss adjustment expenses incurred, net, acquisition costs, net and general and administrative expenses related to underwriting activities by net premiums earned.

Third Point Reinsurance Ltd.
Catastrophe Risk Management Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Revenues
Gross premiums written	$(8)	$1,472	$5,086	$5,445	$(82)
Gross premiums ceded	—	—	—	—	—
Net premiums written	(8)	1,472	5,086	5,445	(82)
Change in net unearned premium reserves	2,559	5,989	(3,824)	(4,484)	1,831
Net premiums earned	2,551	7,461	1,262	961	1,749
Expenses
Loss and loss adjustment expenses incurred, net	(27)	(6)	—	—	(192)
Acquisition costs, net	198	746	76	32	205
General and administrative expenses	953	648	678	834	1,131
Total expenses	1,124	1,388	754	866	1,144
Net investment income	284	881	33	29	1,211
Other expenses	—	—	—	—	—
Income tax expense	—	—	—	—	—
Segment income including non-controlling interests	1,711	6,954	541	124	1,816
Segment income attributable to non-controlling interests	(871)	(3,325)	(338)	(191)	(1,019)
Segment income (loss)	$840	$3,629	$203	$(67)	$797

Note: In December 2014, we announced that we would no longer accept investments in the Catastrophe Fund, that no new business would be written in the Catastrophe Reinsurer and that we would be redeeming all existing investments in the Catastrophe Fund. Despite the Catastrophe Fund’s solid investment returns from its inception, we are winding it down due to challenging market conditions and competition with other collateralized reinsurance and insurance-linked securities vehicles. The Catastrophe Fund Manager will continue to manage the runoff of the remaining exposure in the Catastrophe Fund.

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	3,862	3,920	3,216	3,382	2,433
Total expenses	3,862	3,920	3,216	3,382	2,433
Net investment income	(4,621)	808	34,170	42,693	76,285
Other expenses	—	—	—	—	—
Income tax expense	(1,731)	(1,542)	(2,375)	—	—
Segment income including non-controlling interests	(10,214)	(4,654)	28,579	39,311	73,852
Segment income attributable to non-controlling interests	(4)	(92)	(669)	(825)	(546)
Segment income (loss)	$(10,218)	$(4,746)	$27,910	$38,486	$73,306

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013

Property	$28,258	$(2,810)	$74,505	$6,881	$40,977

Workers Compensation	8,327	17,698	2,511	47,496	1,487
Auto	14,029	70,581	48,709	2,927	97,509
General Liability	172	40,190	14,123	—	—
Casualty	22,528	128,469	65,343	50,423	98,996

Agriculture	26	84	(1)	1	(92)
Credit & Financial lines	8,026	(141)	(29)	2,531	22,478
Multi-line	194,972	(671)	604	22,306	—
Specialty	203,024	(728)	574	24,838	22,386

Total property and casualty reinsurance segment	253,810	124,931	140,422	82,142	162,359
Catastrophe risk management	(8)	1,472	5,086	5,445	(82)
	$253,802	$126,403	$145,508	$87,587	$162,277

Third Point Reinsurance Ltd.
Investments managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Assets
Total investments in securities and commodities	$1,828,761	$1,713,000	$1,805,225	$1,752,589	$1,460,864
Cash and cash equivalents	3	10,003	9	10	869
Restricted cash and cash equivalents(1)	308,763	160,618	128,396	131,598	100,563
Due from brokers	58,241	182,927	74,046	101,819	98,386
Securities purchased under an agreement to sell	29,852	19,897	33,850	36,778	38,147
Derivative assets	21,130	37,260	22,516	28,134	39,045
Interest and dividends receivable	2,590	5,021	3,736	5,204	2,604
Other assets	325	799	1,562	752	933
Total assets	$2,249,665	$2,129,525	$2,069,340	$2,056,884	$1,741,411
Liabilities and non-controlling interest
Accounts payable and accrued expenses	$464	$299	$247	$617	$1,759
Securities sold, not yet purchased, at fair value	82,485	45,667	46,994	53,958	56,056
Due to brokers	312,609	306,927	281,091	333,478	44,870
Derivative liabilities	10,985	12,113	10,528	7,569	8,819
Performance fee payable to related party	—	21,837	22,002	12,295	—
Interest and dividends payable	697	589	816	800	748
Capital contribution received in advance	—	10,000	—	—	—
Non-controlling interest	40,242	20,302	20,210	19,541	69,717
Total liabilities and non-controlling interest	447,482	417,734	381,888	428,258	181,969
Total net investments managed by Third Point LLC	$1,802,183	$1,711,791	$1,687,452	$1,628,626	$1,559,442

(1) Includes amounts advanced to the Company to fund collateral held in trust accounts.

Third Point Reinsurance Ltd.
Investment return by investment strategy - by Quarter

Summary of investment return on investments managed by Third Point LLC	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013

Long/short equities	0.9%	0.3%	0.8%	0.8%	4.7%
Asset-backed securities	0.0%	0.5%	0.7%	1.8%	0.1%
Corporate credit	(0.8)%	(0.7)%	0.7%	0.8%	0.7%
Macro and other	(0.5)%	(0.1)%	0.1%	(0.3)%	0.5%
	(0.4)%	(0.04)%	2.3%	3.1%	6.0%

Third Point Reinsurance Ltd.
General and administrative expenses - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Payroll and related	$3,638	$4,184	$3,928	$4,297	$3,404
Share compensation expenses	2,279	2,481	2,246	2,252	2,186
Legal and accounting	1,691	1,462	968	1,129	1,412
Travel and entertainment	818	672	828	746	855
IT related	500	329	330	462	386
Corporate insurance	262	273	275	313	257
Credit facility fees	418	200	220	187	161
Board of director and related	157	193	162	133	127
Occupancy	123	124	164	121	72
Other general and administrative expenses	424	206	428	385	105
	$10,310	$10,124	$9,549	$10,025	$8,965

Third Point Reinsurance Ltd.
Book value per share and diluted book value per share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Basic and diluted book value per share numerator:
Total shareholders' equity	$1,552,048	$1,543,638	$1,543,137	$1,504,571	$1,510,396
Less: non-controlling interests	(100,135)	(79,325)	(75,908)	(70,879)	(118,735)
Shareholders' equity attributable to shareholders	1,451,913	1,464,313	1,467,229	1,433,692	1,391,661
Effect of dilutive warrants issued to founders and an advisor	46,512	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	61,705	65,473	69,223	69,223	101,274
Fully diluted book value per share numerator:	$1,560,130	$1,576,298	$1,582,964	$1,549,427	$1,539,447
Basic and diluted book value per share denominator:
Issued and outstanding shares	103,397,542	103,324,616	103,264,616	103,264,616	103,264,616
Effect of dilutive warrants issued to founders and an advisor	4,651,163	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	6,151,903	6,528,647	6,797,949	6,797,949	8,784,861
Effect of dilutive restricted shares issued to employees	922,610	706,840	666,770	660,281	657,156
Diluted book value per share denominator:	115,123,218	115,211,266	115,380,498	115,374,009	117,357,796

Basic book value per share	$14.04	$14.17	$14.21	$13.88	$13.48
Diluted book value per share	$13.55	$13.68	$13.72	$13.43	$13.12

Growth in diluted book value per share	(1.0)%	(0.3)%	2.2%	2.4%	6.2%

(1) Book value per share and diluted book value per share are non-GAAP financial measures. Book value per share is calculated by dividing shareholders’ equity attributable to shareholders, adjusted for subscriptions receivable, by the number of issued and outstanding shares at period end. Diluted book value per share is calculated by dividing shareholders’ equity attributable to shareholders, adjusted for subscriptions receivable, and adjusted to include unvested restricted shares and the exercise of all in-the-money options and warrants. Prior to Third Point Re’s initial public offering, the market share price was assumed to be equal to the fully diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (loss) per share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2014(1)	September 30, 2014(1)	June 30, 2014	March 31, 2014	December 31, 2013
Weighted-average number of common shares outstanding
Basic number of common shares outstanding	103,324,616	103,295,920	103,264,616	103,264,616	103,264,616
Dilutive effect of options	—	—	1,490,091	1,386,722	1,361,688
Dilutive effect of warrants	—	—	1,679,174	1,762,242	1,764,149
Diluted number of common shares outstanding	103,324,616	103,295,920	106,433,881	106,413,580	106,390,453

Basic net income (loss) per common share:
Net income (loss)	$(14,679)	$(5,997)	$31,292	$39,779	$80,088
Income allocated to participating shares	—	—	(200)	(252)	(496)
Net income (loss) available to common shareholders	$(14,679)	$(5,997)	$31,092	$39,527	$79,592

Basic net income (loss) per common share	$(0.14)	$(0.06)	$0.30	$0.38	$0.77

Diluted net income (loss) per common share:
Net income (loss)	$(14,679)	$(5,997)	$31,292	$39,779	$80,088
Income allocated to participating securities	—	—	(194)	(245)	(482)
Net income available to common shareholders	$(14,679)	$(5,997)	$31,098	$39,534	$79,606

Diluted net income (loss) per common share	$(0.14)	$(0.06)	$0.29	$0.37	$0.75

(1) As a result of the net loss in the three months ended September 30, 2014 and December 31, 2014, no allocation of the net loss has been made to participating shares in the calculation of basic and diluted net loss per common share.

Third Point Reinsurance Ltd.
Return on beginning shareholders' equity - by Quarter and Year
(expressed in thousands of U.S. dollars)

	Quarters ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Net income (loss)	$(14,679)	$(5,997)	$31,292	$39,779	$80,088
Shareholders' equity attributable to shareholders - beginning of period	$1,464,313	$1,467,229	$1,433,692	$1,391,661	$1,309,384
Return on beginning shareholders' equity	(1.0)%	(0.4)%	2.2%	2.9%	6.1%

	Years ended December 31,
	2014	2013	2012
Net income	$50,395	$227,311	$99,401

Shareholders' equity attributable to shareholders - beginning of period	1,391,661	868,544	585,425
Subscription receivable	—	—	177,507
Impact of weighting related to shareholders' equity from IPO	—	104,502	—
Adjusted shareholders' equity attributable to shareholders - beginning of period	$1,391,661	$973,046	$762,932

Return on beginning shareholders' equity	3.6%	23.4%	13.0%

(1) Return on beginning shareholders’ equity as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity is calculated by dividing net income by the beginning of period shareholders’ equity attributable to shareholders. For purposes of determining December 31, 2011 shareholders’ equity attributable to shareholders, we add back the impact of subscriptions receivable to shareholders’ equity attributable to shareholders. For the year ended December 31, 2013, we have also adjusted the beginning shareholders’ equity for the impact of the issuance of shares in our IPO on a weighted average basis. These adjustments lower the stated returns on beginning shareholders’ equity. We believe this metric is used by investors to supplement measures of our profitability.